                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                                    JULY 8, 1997
            --------------------------------------------------------------
                  (Date of Report--Date of Earliest Event Reported)

                                 PRIME SERVICE, INC.
            --------------------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)


        DELAWARE                  001-12153           76-0452435
 -----------------------------    --------------      ---------------------
  (State or Other Jurisdiction    (Commission          (IRS Employer
      of Incorporation)           File Number)        Identification No.)

                16225 PARK TEN PLACE, SUITE 200, HOUSTON, TEXAS 77084
            --------------------------------------------------------------
                       (Address of Principal Executive Offices)



                                    (281) 578-5600
            --------------------------------------------------------------
                 (Registrant's Telephone Number, Including Area Code)



            --------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

    On June 8, 1997, Prime Service, Inc. (the "Company"), Atlas Copco North America Inc. ("Parent") and PS Acquisition Corp. ("Purchaser") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Purchaser commenced a tender offer (the "Offer") to purchase for $32.00 per share, net to the sellers in cash (the "Merger Consideration"), all of the issued and outstanding shares of common stock, $0.01 par value per share, of the Company (the "Shares").

    At 12:00 midnight on July 7, 1997, the Offer expired and at 12:01 a.m. on July 8, 1997, Purchaser gave notice to the Bank of New York, as Depository for the Offer, of its decision to accept for payment all Shares validly tendered pursuant to the Offer. The total number of Shares validly tendered pursuant to the Offer was 27,880,799 (the "Tendered Shares"). On July 11, 1997, Purchaser paid for all the Tendered Shares in accordance with the terms of the Offer. The aggregate purchase price for the Tendered Shares was $892,185,568.

    Based on information contained in the Schedule 14D-1 dated June 9, 1997 filed by Parent with the Securities and Exchange Commission (the "Commission"), the Company believes that (i) the Purchaser's source of funds to acquire the Shares was Parent, (ii) Parent's source of funds for the purchase of the Shares was through capital contributions or advances made by its parent corporation, Atlas Copco AB ("Atlas Copco") and (iii) Atlas Copco obtained the funds for such capital contributions or advances from its available cash and working capital, a senior revolving credit facility with Merrill Lynch Capital Corporation and other related financings.

    On July 15, 1997, Purchaser was merged (the "Merger") with and into the Company. As a result of the Merger, (i) the separate existence of Purchaser ceased and the Company will continue as the surviving corporation under the laws of the State of Delaware and as a wholly-owned subsidiary of Parent and
(ii) each Share, other than Dissenting Shares, if any (as defined in the Merger Agreement), will be converted into the right to receive the Merger Consideration.

    In accordance with the terms of the Merger Agreement, following Purchaser's payment for the Tendered Shares, each of the Company's board of directors, other than Thomas E. Bennett, resigned effective as of July 11, 1997 and were replaced by Parent designees.

    The foregoing summary of the terms and provisions of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 1.


ITEM 5.  OTHER EVENTS.

    On July 8, 1997, the New York Stock Exchange, Inc. (the "NYSE") suspended trading in the Company common stock. The Company has filed or intends to file shortly hereafter, a statement on Form 15 with the Commission. The Company expects that the NYSE will file a statement on Form 25 with the Commission requesting that the Commission strike from listing and registration the Company common stock.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.




    NO.                           DESCRIPTION
    ---                           -----------

     1 Merger Agreement (incorporated by reference from Exhibit 99.1 of the Company's Schedule 14D-9 dated June 9, 1997 filed with the Commission on June 9, 1997.

     2        Press Release dated July 8, 1997.


                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 16, 1997

                                       PRIME SERVICE, INC.



                                       By:  \s\ Thomas E. Bennett
                                           ---------------------------------
                                       Name:  Thomas E. Bennett
                                             -------------------------------
                                       Title: President
                                              ------------------------------


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